EXHIBIT 32.1
SECTION 1350 CERTIFICATION

In connection with the quarterly report of Ness Energy International, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2006 (the "Report") filed with the Securities and Exchange Commission, I, Judson F. Hoover, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 20, 2006 /s/ Judson F Hoover --------------------------------- Judson F. HOOVER CHIEF FINANCIAL OFFICER